UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2011 (June 8, 2011)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Endo Boulevard

Chadds Ford, Pennsylvania 19317

(Address of principal executive offices, including zip code)

(610) 558-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Indenture

Endo Pharmaceuticals Holdings Inc. (the “Company”) entered into two indentures, each dated as of June 8, 2011, among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee, one of which (the “2019 Indenture”) governs the terms of the Company’s $500,000,000 aggregate principal amount of 7% Senior Notes due 2019 (the “2019 Notes”) and the other of which (the “2022 Indenture,” and, collectively with the 2019 Indenture, the “Indentures”) governs the terms of the Company’s $400,000,000 aggregate principal amount 7 1/4% Senior Notes due 2022 (the “2022 Notes,” and, together with the 2019 Notes, the “Notes”). The Notes were issued on June 8, 2011.

The Notes were issued in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes are senior unsecured obligations of the Company and are guaranteed on a senior unsecured basis by certain of the Company’s subsidiaries.

The 2019 Notes bear interest at a rate of 7.000% per year, accruing from June 8, 2011. The 2022 Notes bear interest at a rate of 7.250% per year accruing from June 8, 2011. Interest on the Notes is payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2012. The 2019 Notes will mature on July 15, 2019, and the 2022 Notes will mature on January 15, 2022, with each series of notes subject to earlier repurchase or redemption in accordance with the terms of the applicable Indenture.

The Company may redeem some or all of the 2019 Notes at any time prior to July 15, 2015 and the 2022 Notes at any time prior to July 15, 2016, in each case, at a price equal to 100.0% of the principal amount of the notes redeemed plus accrued and unpaid interest, if any, to the redemption date and a make-whole premium set forth in the applicable Indenture. On or after July 15, 2015, the Company may redeem some or all of the 2019 Notes at any time at redemption prices set forth in the 2019 Indenture, plus accrued and unpaid interest, if any, to the redemption date. On or after July 15, 2016, the Company may redeem some or all of the 2022 Notes at any time at redemption prices set forth in the 2022 Indenture, plus accrued and unpaid interest, if any, to the redemption date In addition, at any time prior to July 15, 2014, the Company may redeem up to 35% of the aggregate principal amount of each series of Notes at a specified redemption price set forth in the applicable Indenture, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of certain equity offerings. If the Company experiences certain change of control events, it must offer to repurchase the Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Indentures contain covenants that, among other things, restrict the Company’s ability and the ability of certain of its subsidiaries to incur certain additional indebtedness and issue preferred stock; make certain dividends, distributions, investments and other restricted payments; sell certain assets; agree to payment restrictions on the Company’s subsidiaries; create certain liens; enter into transactions with affiliates; designate subsidiaries as unrestricted subsidiaries; and consolidate, merge or sell substantially all of the Company’s assets. These covenants are subject to a number of important exceptions and qualifications, including the fall away or revision of certain of these covenants upon the Notes receiving investment grade credit ratings.

The Company intends to use the net proceeds of the Notes offering, together with cash on hand and borrowings under the Company’s new credit facility, to finance the pending acquisition of American Medical Systems Holdings, Inc. (“AMS”) as well as refinance the Company’s existing credit facility and existing AMS indebtedness, and to pay related fees and expenses. Upon issuance of the Notes, the proceeds were deposited with an escrow agent to be held until consummation of the acquisition of AMS. If the acquisition of AMS is not consummated on or before October 10, 2011, the Notes will be redeemed at a special mandatory redemption price equal to 100% of the issue price of the Notes, plus accrued and unpaid interest on the principal amount of the Notes to, but not including, the special redemption date.

The foregoing summary of the Indentures and the Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indentures and the Notes, copies of which are filed with this Form 8-K as Exhibits 4.1, 4.2, 4.3 and 4.4 and are incorporated herein by reference.

Registration Rights

In connection with the issuance of the Notes, the Company entered into two registration rights agreements, one with respect to the 2019 Notes and one with respect to the 2022 Notes, each dated as of June 8, 2011, with Merrill Lynch, Pierce, Fenner & Smith Inc., and Morgan Stanley & Co., LLC, as representatives of the initial purchasers (“Initial Purchasers”) of the Notes (the “Registration Rights Agreements”). Under the Registration Rights Agreements, on or prior to 270 days after June 8, 2011, the Company will be required to complete an offer to exchange the Notes for new notes having terms substantially identical in all material respects to those of the Notes (except the new notes will not contain terms with respect to transfer restrictions) pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”) or, under specified circumstances, to file a shelf registration statement with the SEC covering resales of the Notes. The Company may be required to pay additional interest if it fails to comply with the registration and exchange requirements set forth in the Registration Rights Agreements.

The foregoing summary of the Registration Rights Agreements is qualified in its entirety by reference to the full text of the Registration Rights Agreements, copies of which are filed with this Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

The Initial Purchasers and their affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 with respect to the Notes is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated June 8, 2011, among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 7% Senior Notes due 2019 (included in Exhibit 4.1)

4.3	Indenture, dated June 8, 2011, among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee

4.4	Form of 7 1/4% Senior Notes due 2022 (included in Exhibit 4.3)

10.1	Registration Rights Agreement, dated June 8, 2011, by and between Endo Pharmaceuticals Holdings Inc., the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Inc., and Morgan Stanley & Co., LLC, as representatives of the several initial purchasers of the 2019 Notes.

10.2	Registration Rights Agreement, dated June 8, 2011, by and between Endo Pharmaceuticals Holdings Inc., the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Inc., and Morgan Stanley & Co., LLC, as representatives of the several initial purchasers of the 2022 Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: June 9, 2011

EXHIBIT LIST

Exhibit No.	Description

4.1	Indenture, dated June 8, 2011, among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2	Form of 7% Senior Notes due 2019 (included in Exhibit 4.1)

4.3	Indenture, dated June 8, 2011, among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee

4.4	Form of 7 1/4% Senior Notes due 2022 (included in Exhibit 4.3)

10.1	Registration Rights Agreement, dated June 8, 2011, by and between Endo Pharmaceuticals Holdings Inc., the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Inc., and Morgan Stanley & Co., LLC, as representatives of the several initial purchasers of the 2019 Notes.

10.2	Registration Rights Agreement, dated June 8, 2011, by and between Endo Pharmaceuticals Holdings Inc., the guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Inc., and Morgan Stanley & Co., LLC, as representatives of the several initial purchasers of the 2022 Notes.